Exhibit 32.1


                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Bioethics, Ltd. (the "Company") on Form 10-Q for the fiscal quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Mark J. Cowan, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


August 12, 2008               /s/ Mark J. Cowan
                              Mark J. Cowan
                              President and Treasurer